Rule 497(e)

Registration Nos. 333-140895 and 811-22019

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND
(the “Trust”)

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX® FUND
FIRST TRUST CONSUMER STAPLES ALPHADEX® FUND
FIRST TRUST ENERGY ALPHADEX® FUND
FIRST TRUST FINANCIALS ALPHADEX® FUND
FIRST TRUST HEALTH CARE ALPHADEX® FUND
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX® FUND
FIRST TRUST MATERIALS ALPHADEX® FUND
FIRST TRUST TECHNOLOGY ALPHADEX® FUND
FIRST TRUST UTILITIES ALPHADEX® FUND
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND SUMMARY PROSPECTUS

DATED MARCH 31, 2020

Notwithstanding anything to the contrary in each Fund’s prospectus or summary prospectus, beginning with each Fund’s quarterly Index rebalance in April 2020, the Funds’ Index Provider is implementing changes to the way in which it classifies stocks for inclusion in certain sectors. Each Fund’s Index will now be calculated using the sector scheme of the Industry Classification Benchmark (“ICB”) instead of the Russell Global Sectors (“RGS”) sector scheme. Such change may result in certain stocks that would have previously been included in a given Index becoming ineligible, and other stocks that would not have been previously eligible being included in an Index.

In addition to a likely change in the number of securities included in each Index, some of the other notable changes resulting from the switch to the ICB include, but are not limited to:

•	Creation of the Real Estate sector, which will result in real estate companies being removed from the Index for the First Trust Financials AlphaDEX® Fund;
•	Creation of the Telecommunications sector, which will result in telecommunications companies being removed from the Index for the First Trust Utilities AlphaDEX® Fund;
•	A reduction in the number of securities held by the First Trust Materials AlphaDEX® Fund and an increase in the number of securities held by the First Trust Industrials/Producer Durables AlphaDEX® Fund, as certain securities that were previously included in the Materials sector will now be classified in the Industrials sector; and
•	Each Index will generally hold a minimum of 40 securities (see revisions to each Fund’s Index methodology below).

Additionally, beginning with the quarterly Index rebalance in April 2020, security selection for each Index will be conducted in the following manner:

1.	The selection universe for the Index begins with all stocks in the Russell 1000® Index.
2.	The stocks in the selection universe are ranked on both growth and value factors. Each stock is classified as either a value stock, a growth stock or a combination of growth and value, as determined by the Index Provider. A stock classified as a value stock will receive its value rank as its “selection score” and a stock classified as a growth stock will receive its growth rank as its “selection score.” A stock classified as a combination of growth and value will receive the better of the two scores.
3.	The selection universe is then divided into respective sectors as defined by the Index Provider. The component stocks contained in the sector for which the Fund is named are ranked according to their selection score from step 2.
4.	The number of “selected stocks” for the relevant sector will be the greater of the top 75% of securities from step 3 or 40 stocks. If the total count of eligible stocks in a given sector falls below 40, all eligible stocks will be included. The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE